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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):   June 27, 2000
                                                  ----------------

                                  MKS Instruments, Inc.
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              (Exact Name of Registrant as Specified in Charter)

                                 Massachusetts
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                (State or Other Jurisdiction of Incorporation)

       0-23521                                           04-2277512
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(Commission File Number)                    (I.R.S. Employer Identification No.)

Six Shattuck Road, Andover, Massachusetts                01810
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(Address of Principal Executive Offices)               (Zip Code)

                                (978) 975-2350
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             (Registrant's Telephone Number, Including Area Code)

                                Not Applicable
    ----------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.

     On June 27, 2000, the Registrant and Spectra International, LLC ("Spectra") announced that they had entered into a definitive agreement (the "Definitive Agreement") whereby the Registrant would acquire all of the outstanding capital stock of Spectra. A copy of the Registrant's press release announcing the signing of the Definitive Agreement is attached to this Current Report on Form 8-K as Exhibit 99.1.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
     (a)  Financial Statements of Businesses Acquired.

          Financial statements of businesses acquired are not required as per Rule 3-05(b) of Regulation S-X.

     (b)  Pro Forma Financial Information.

          Pro forma financial information is not required as per Rule 11-01(c) of Regulation S-X.

     (c)  Exhibits.
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     99.1 MKS Instruments, Inc., Press Release dated June 27, 2000.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  MKS INSTRUMENTS, INC.


June 28, 2000                     By: /s/ Ronald C. Weigner
                                      --------------------------------------
                                      Ronald C. Weigner
                                      Vice President and Chief Financial Officer


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                                  EXHIBIT INDEX


Exhibit
Number                         Description
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99.1      MKS Instruments, Inc., Press Release dated June 27, 2000.